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                                                                EXHIBIT 23.1(a)

                        CONSENT OF INDEPENDENT AUDITORS

  We consent to the reference to our firm under the caption "Experts" and to the use of our reports dated January 15, 1996, for Chicago Miniature Lamp, Inc., June 11, 1996 for the ALBA Group, and August 28, 1996 for STT Badalex Limited, in the Registration Statement (Form S-1) and related Prospectus of Chicago Miniature Lamp, Inc. for the registration of 4,255,000 shares of its common stock.

                                          Ernst & Young LLP

Chicago, Illinois
August 28, 1996

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